UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014

RESTORGENEX CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 E. Lake Cook Road, Suite 750 Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

(805) 229-1829

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On October 21, 2014, RestorGenex Corporation (the “Company”) issued to Isaac Blech 100,000 shares of the Company’s common stock and a warrant to purchase 75,000 shares of common stock with an exercise price of $4.80 per share upon conversion of a convertible promissory note issued by the Company on or about March 4, 2013 to Mr. Blech in the aggregate principal amount of $200,000 (the “Note”).  The issuance of the Company’s securities was exempt from registration under the Securities Act of 1933, as amended (the “Act”) pursuant to exemptions from registration provided by Rule 506 of Registration D and Section 4(a)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2014	RESTORGENEX CORPORAITON

	By:	/s/ Phillip B. Donenberg
	Name:	Phillip B. Donenberg
	Title:	Chief Financial Officer